UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 10, 2005

  SKYE INTERNATIONAL, INC.

 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA	000-27549	88-0362112
(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

7150 West Erie Street

Chandler, Arizona 85226

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(480) 889-9999

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

TANKLESS SYSTEMS WORLDWIDE, INC.

7650 E. Evans Rd., Suite C, Scottsdale, AZ  85260  (480) 609-7575

Former name, address and phone number if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

The Company announced on October 21, 2005 that it had changed its name from Tankless Systems Worldwide, Inc., to Skye International, Inc.  The Company has been notified by NASDAQ that its stock symbol, as used on the Over The Counter Bulletin Board market, has been changed from “TSYW” to “SKYY”, effective as of the beginning of business on November 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE INTERNATIONAL, INC.

(fka TANKLESS SYSTEMS WORLDWIDE, INC.)

By:    /s/ Thomas Kreitzer

Thomas Kreitzer, Chief Executive Officer

Dated:  November 10, 2005